SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 6, 1999

FIRSTBANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan	0-14209	38-2633910
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification no.)
incorporation)

311 Woodworth Avenue
Alma, Michigan		48801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number,
including area code: (517) 463-3131

Item 5.          Other Events.

                    On July 6, 1999, Firstbank Corpration the press release attached as Exhibit 99.1 to this Form 8-K. The press release is incorporated herein by reference.

Item 7.          Financial Statements, Pro Forma Financial Information, and Exhibits.

          (c)      Exhibits:

                    99.1        Press Release dated July 6, 1999.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 1999	FIRSTBANK CORPORATION
(Registrant)

By /s/ Mary D. Deci
Mary D. Deci
Vice President, Secretary, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                                      Document

      99.1                           Press Release dated July 6, 1999.